YA Global Investments, L.P.

101 Hudson Street, Suite 3700

Jersey City, NJ 07303

Exhibit 10.1

         October 16, 2007

Intrepid Technology & Resources, Inc.
501 West Broadway, Suite 200
Idaho Falls, Idaho  83402
Attn: Dennis Keiser, Chief Executive Officer

Re:

Registration Statement on Form SB-2
File No. 333-143122

Gentlemen:

Reference is made to that certain Registration Rights Agreement (the “Agreement”), dated as of March 23, 2007,  between Intrepid Technology & Resources, Inc. (“Intrepid”) and YA Global Investments L.P. (formerly known as Cornell Capital Partners, L.P. (“YA Global”)   Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

YA Global hereby waives any Liquidated Damages that are owed by Intrepid pursuant to Section 2(b)(iii) of the Agreement as a result of the failure of the Registration Statement to be declared effective until October 16, 2007.   The waiver set forth herein is a one-time waiver and is not intended to be a waiver of any of YA Global’s rights under the Agreement except as set forth herein.  As modified herein, the Agreement remains in full force and effect.

Very truly yours,

YA GLOBAL INVESTMENTS, L.P..

By:  Yorkville Advisors, its investment

 manager

By: /s/ Troy Rillo

     Name: Troy Rillo

      Title: Senior Managing Director